PBC

W.P. PROPERTIES, L.L.C.

400 Morris Avenue, Suite #276, Denville, NJ 07834
Telephone (973) 627-7000
Fax (973) 627-7044

February 28, 2012

Mr. Gary Sekulski
Prescription Corporation of America
66 Ford Road, Suite 230
Denville, NJ 07834

Subject: Lease Extensions
Lease dated 10/23/09
Lease dated 10/20/11

Dear Gary,

Enclosed please find one fully signed copy of each lease extension for your files.

If you have any questions, please call me.

Very truly yours,

Jeff Barnish

Jeffrey Barnish
Vice President

SUPPLEMENTAL AGREEMENT #1
TO LEASE AGREEMENT DATED 10/20/11
BETWEEN W.P. PROPERTIES, L.L.C.
AND PRESCRIPTION CORPORATION OF AMERICA

WHEREAS, W.P. PROPERTIES, L.L.C. (WPP) AND PRESCRIPTION CORPORATION OF AMERICA (PCA) entered into a Lease Agreement dated 10/20/11 for 6,944 S.F. of office space located at 66 Ford Road, Denville Technical Park, and

WHEREAS, WPP and PCA are now desirous of entering into a modification of the above mentioned lease for the purpose of extending the commencement date and termination date, and

NOW THEREFORE, the parties agree as follows:

1. The commencement date is extended to March 1, 2012. The termination date is extended to February 28, 2017. The rent schedule for 2012 shall begin on March 1st. All references to January first for rent adjustments shall be revised to March first.

2. It is further agreed that the remaining provisions of the lease shall remain in full force and effect.

DATED: 2-22, 2012

W.P. PROPERTIES, L.L.C.

By: ______________________

PRESCRIPTION CORPORATION OF AMERICA

By: ______________________

SUPPLEMENTAL AGREEMENT #2
TO LEASE AGREEMENT DATED 10/23/09
BETWEEN W.P. PROPERTIES, L.L.C.
AND HEALTHCARE CORPORATION OF AMERICA

WHEREAS, W.P. PROPERTIES, L.L.C. (WPP) AND HEALTHCARE CORPORATION OF AMERICA (HCA) entered into a Lease Agreement dated 10/23/09 for 8,056 S.F. of office space located at 66 Ford Road, Denville Technical Park, and

WHEREAS, WPP and PCA are now desirous of entering into a modification of the above mentioned lease for the purpose of extending the term of the Lease, and

NOW THEREFORE, the parties agree as follows:

1. The term of the Lease is extended two (2) months until February 28, 2017.

2. It is further agreed that the remaining provisions of the lease shall remain in full force and effect.

DATED: 2-22, 2012

W.P. PROPERTIES, L.L.C.

By: ______________________

HEALTHCARE CORPORATION OF AMERICA

By: ______________________